UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2005

AFFIRMATIVE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50795 (Commission File Number)	75-2770432 (I.R.S. Employer Identification Number)

4450 Sojourn Drive, Suite 500 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

(972) 728-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry Into A Material Definitive Agreement

In connection with Mark E. Pape’s appointment as our Executive Vice President and Chief Financial Officer, described in Item 5.02 of this Current Report on Form 8-K, we entered into an employment agreement with Mr. Pape, dated and effective as of November 30, 2005 (the “Agreement”). The Agreement has a two year term and provides for an annual base salary of $225,000. Under the Agreement, Mr. Pape will be eligible to participate in all annual and long-term bonus or incentive compensation plans in which our comparable executives are eligible to participate, subject to the terms and conditions of the applicable plan. If Mr. Pape’s employment is terminated either by us without cause or by Mr. Pape for good reason, Mr. Pape is entitled to severance pay consisting of: (1) an amount equal to all compensation, including base salary, deferred compensation, reimbursement for reasonable and necessary expenses and any bonuses and incentive compensation, earned or accrued through the termination date but not paid as of the termination date, (2) an amount, adjusted pro rata for the number of days in the applicable year through the termination date, equal to the greater of (i) the most recent annual cash bonus paid or payable to Mr. Pape, or (ii) the average of the annual cash bonuses paid or payable during the two full fiscal years prior to the termination date, and (3) an amount equal to one-twelfth of the sum of the applicable base salary and annual bonuses due Mr. Pape, payable at the close of each of the twenty-four consecutive thirty-day periods following the termination date. In addition, following the termination of Mr. Pape’s employment by us without cause or by Mr. Pape for good reason, for a period of twenty-four months, or for such longer period as any of our applicable plans, programs or policies may provide, Mr. Pape and his family will continue to receive benefits, including medical, dental, health, death and disability, at least comparable to those which would have been provided under the applicable plans, programs or policies had Mr. Pape’s employment not been terminated. The Agreement provides that for a period of two years following the termination of Mr. Pape’s employment with us, Mr. Pape will not enter into or engage in any phase of our business in any state in which we are currently conducting business or are planning to conduct business as of the termination of Mr. Pape’s employment. Mr. Pape is also prohibited, for a period of two years following the expiration or termination of his employment, from directly or indirectly soliciting (1) any employee of ours to terminate their employment with us in favor of employment with any other business, (2) any person who was an employee of ours during the six month period prior to the termination of Mr. Pape’s employment, or (3) any business relating to non-standard automobile insurance from any past, current or prospective customer of ours. The Agreement also prohibits Mr. Pape from, during the term of his employment and anytime thereafter, from disclosing, divulging, publishing, or making any use of any confidential information relating to our business or that of any of our subsidiaries without our consent.

The above description of the terms of our employment agreement with Mr. Pape does not purport to be exhaustive and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 1.01

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 15, 2005, Timothy A. Bienek, our acting Executive Vice President and Chief Financial Officer, resigned, effective as of November 30, 2005. On November 21, 2005, we appointed Mark E. Pape as our new Executive Vice President and Chief Financial Officer, effective November 30, 2005. Mr. Pape, 55, served as a director and a member of our Audit Committee from July 2004 through October 2005. Mr. Pape most recently served as Chief Financial Officer of HomeVestors of America, Inc., a privately held franchisor of home acquisition and rehabilitation services. From April 2002 through May 2005, Mr. Pape was President and Chief Executive Officer of R. E. Technologies, Inc., a database marketing company for the apartment management industry. From May 1999 to June 2001, Mr. Pape served as senior vice president and Chief Financial Officer of LoanCity.com, a venture-backed private company providing an e-commerce platform for independent residential mortgage professionals. A description of the material terms of Mr. Pape’s employment agreement with us is included in Item 1.01 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

A copy of our press release announcing Mr. Bienek’s resignation and the appointment of Mr. Pape as our Executive Vice President and Chief Financial Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 7.01. Regulation FD Disclosure.

On November 21, 2005, we issued a press release declaring a quarterly cash dividend on our common stock of two cents per share, payable on December 15, 2005 to shareholders of record at the close of business December 1, 2005. A copy of the press release announcing this event is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information disclosed under this item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any of our filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Number	Exhibit
10.1*	Employment Agreement, dated as of November 30, 2005, by and between Affirmative Insurance Holdings, Inc. and Mark E. Pape.

99.1*	Press release, dated November 21, 2005, announcing the resignation of Timothy A. Bienek and the appointment of Mark E. Pape as Executive Vice President and Chief Financial Officer.

99.2*	Press Release, dated November 21, 2005, announcing declaration of a quarterly dividend.

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

By:	/S/ DAVID B. SNYDER
David B. Snyder Senior Vice President, Secretary and General Counsel

Date:  November 21, 2005

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Exhibit Index

Number	Exhibit
10.1*	Employment Agreement, dated as of November 30, 2005, by and between Affirmative Insurance Holdings, Inc. and Mark E. Pape.

99.1*	Press release, dated November 21, 2005, announcing the resignation of Timothy A. Bienek and the appointment of Mark E. Pape as Executive Vice President and Chief Financial Officer.

99.2*	Press Release, dated November 21, 2005, announcing declaration of a quarterly dividend.

*Filed herewith.